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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  August 24, 2001
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                          ATHEY PRODUCTS CORPORATION
              (Exact Name of Registrant as Specified in Charter)

       Delaware                          1-2723                36-0753480
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(State or other jurisdiction           (Commission         (IRS Employer
of incorporation)                      File Number)        Identification No.)

        1839 South Main Street
     Wake Forest, North Carolina                                 27587-9289
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code:    919-556-5171
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______________________________________________________________________________
                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.

     On December 8, 2000, Athey Products Corporation, a Delaware corporation ("Athey"), filed for protection pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Eastern District of North Carolina, Raleigh Division (the "Bankruptcy Court").

     A copy of the monthly report for the period of July 1, 2001 through July 30, 2001, filed with the Bankruptcy Court on August 24, 2001 pursuant to Bankruptcy Court Rule 2015, is attached to this Current Report on Form 8-K as
Exhibit 99.1. Any financial information in this exhibit is unaudited and has not been reviewed by an independent accountant.

     As set forth in the monthly report, Bankruptcy Counsel and Disbursing Agent for Athey, John A. Northen, will commence filing quarterly reports pursuant to Bankruptcy Court Rule 2015, in lieu of monthly reports. Following this Report on Form 8-K, reports will be filed with the Securities and Exchange Commission as they are filed with the Bankruptcy Court, which are expected to be filed quarterly, beginning in October 2001, for the period ending September 30, 2001.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit Number                Description
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99.1 Monthly Report of Corporate Debtor in Possession/Disbursing Agent for the Month of July 1, 2001 Through July 30, 2001.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ATHEY PRODUCTS CORPORATION

Date:  September 7, 2001              /s/ John A. Northen
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                                By:   John A. Northen
                                Its:  Disbursing Agent